Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

AMBASSADOR FUNDS

SUPPLEMENT DATED JANUARY 6, 2011

to

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 1, 2010

Fund Services Group, LLC (“FSG”), entered into a Sub-Accounting Agreement with Jackson Fund Services, a division of Jackson National Asset Management, LLC, to provide fund accounting services for the Ambassador Money Market Fund.

The following information is added to page 16 of Ambassador Money Market Fund’s (the “Fund”) Statement of Additional Information under section titled “Service Providers”:

Fund Sub-Accountant

Effective January 1, 2011, FSG entered into a Fund Accounting Services Agreement (the “Jackson Agreement”) with Jackson Fund Services (“Jackson”), a division of Jackson National Asset Management, LLC, pursuant to which FSG retained Jackson to provide sub-accounting services to Ambassador Funds and two additional investment companies serviced by FSG and covered by the Jackson Agreement.  Section 2 of the Fund Accounting Agreement dated August 1, 2003, between FSG, and Ambassador Funds, FSG may subcontract, at its own expense, the accounting services provided for in the Fund Accounting Agreement.  For the sub-accounting services that Jackson will provide, FSG (and not the Fund) will pay Jackson, in addition to agreed-upon out of pocket costs, an annual fee comprised of (i) a fixed dollar amount for the Fund (ii) an additional amount calculated as a percentage of the cumulative assets under management of all the funds covered by the Jackson Agreement, including the Fund, above $200 million, if applicable.

Please keep this supplement for future reference